Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EXACT Sciences Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Patrick J. Zenner, Executive Chairman and Interim Chief Executive Officer of the Company and Charles R. Carelli, Jr., Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick J. Zenner
Patrick J. Zenner
Executive Chairman and Interim Chief Executive Officer

November 6, 2007

/s/ Charles R. Carelli, Jr.
Charles R. Carelli, Jr.
Senior Vice President, Chief Financial Officer, Treasurer
and Secretary

November 6, 2007